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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                January 20, 1998


                      Banc One Auto Grantor Trust 1997 - A
                    -----------------------------------------
                    (Issuer with respect to the Certificates)

                              Bank One, Texas, N.A.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  United States
                   -------------------------------------------
                  (State or other jurisdiction of organization)



      333-25951                                          75-2270994
------------------------                           ------------------------
(Commission File Number)                           (Registrant IRS Employer
                                                    Identification Number)



          c/o Bank One, Texas, N.A., as Servicer, 150 East Campus View,
                     Attn: John Jaeger, Columbus, Ohio 43235
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (614) 248-3718


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Item 5.   Other Events

          On January 20, 1998, Banc One Auto Grantor Trust 1997-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.27% Asset Backed Certificates and Class B 6.40% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

          This Current Report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from December 22, 1997 through January 16, 1998 and for the Collection Period from December 1, 1997 through December 31, 1997.

Item 7.   Exhibits

          See page 4 for Exhibit Index

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BANC ONE AUTO GRANTOR TRUST 1997-A



                                         By: Bank One, Texas, N.A., as Servicer
                                             on behalf of the Trust


Date:   January 16, 1998                 By:         /s/ John Jaeger
                                                  ------------------------
                                         Name:    John Jaeger
                                         Title:   Assistant Vice President



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                                 EXHIBIT INDEX


Exhibit   Description                                             Page
-------   -----------                                             ----


99.1      Monthly Statement and Additional Information .......... 5-13